Exhibit 10(q)

10003	BOOK 383 PAGE 76 PAGE 1

Office of Secretary of State

I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF
DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT
COPY OF THE CERTIFICATE OF RESTATED CERTIFICATE OF INCORPORATION
OF CITRUS CORP. FILED IN THIS OFFICE ON THE TWENTY—FOURTH DAY OF
JUNE, A.D. 1986, AT 10 O’CLOCK A.M.

AUTHENTICATION:  10864158
DATE:  06/25/1986
4.11":":411

111111111111111111111111111111
736175070

Book 383 PAGE 77

RESTATED CERTIFICATE OF INCORPORATION OF
CITRUS CORP.

Citrus Corp., a Delaware corporation, the original Certificate of Incorporation of which was filed on March 21, 1986, HEREBY CERTIFIES that this Restated Certificate of Incorporation, restating, integrating and amending its Certificate of Incorporation, was duly proposed by its Board of Directors and adopted by its sole stockholder in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, and that the capital of the Corporation is not being reduced under or by reason of any amendment in this Restated Certificate of Incorporation.

First: The name of the Corporation is Citrus Corp.

Second: The address of its registered office in the State of Delaware is the Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is the Corporation Trust Company.

Third: The nature of the business, objects and purposes to be transacted, promoted or carried on by the corporation are:

To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

Fourth: The aggregate number of shares which the corporation shall have the authority to issue is One Thousand (1,000) shares of Common Stock and the par value of each of such shares shall be One Dollar ($1.00). The Common Stock shall be divided into two classes, designated as Class A Common Stock and Class B Common Stock. The number of shares of Class A Common Stock authorized to be issued is Five Hundred (500); and the number of shares of Class B Common Stock authorized to be issued is Five Hundred (500). Except as otherwise provided in this Certificate of Incorporation, the shares of each class of Common Stock shall be identical in every respect and each share of each class shall participate equally, share and share alike, in all dividends and other distributions on or with respect to the Corporation's Common Stock, including distributions in liquidation or dissolution, and such dividends or other distributions as may be duly declared by the Board of Directors.

(a) Voting. Except as otherwise provided in this Restated Certificate of Incorporation, each share of each class of Common Stock shall entitle the holder thereof to one vote on all matters upon which the stockholders of the Corporation have the right to vote, and all shares of both classes shall be voted together as one class.

Book 383 PAGE 78
(b)  Election of Directors. The number of directors of the Corporation shall be an even number fixed from time to time by, or in the manner provided in, the bylaws of the Corporation, and shall be fixed initially at six and shall not exceed six. The directors shall be divided into two classes, Class A Directors and Class B Directors, consisting of equal numbers. All directors shall be of equal rank and shall have the same rights, powers, duties and obligations. The holders of shares of Class A Common Stock shall exclusively, by affirmative vote of the holders of a majority of the shares of Class A Common Stock at the time outstanding, elect, remove, accept resignations of, and fill vacancies in the office of Class A Directors. Any Class A Director may be removed, either with or without cause, at any time by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, and thereupon the term of such director shall forthwith terminate. If a vacancy occurs in the Board of Directors with respect to a Class A Director for any reason, the holders of a majority of the shares of Class A Common Stock at the time outstanding may fill such vacancy, and any person so chosen to fill such vacancy shall hold office until the next annual meeting of stockholders and until such director's successor is elected and qualified or until such director's earlier resignation or removal. The holders of shares of Class B Common Stock shall exclusively, by affirmative vote of the holders of a majority of the shares of Class B Common Stock at the time outstanding, elect, remove, accept resignations of, and fill vacancies in the office of Class B Directors. Any Class B Director may be removed, either with or without cause, at any time by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, and thereupon the term of such director shall forthwith terminate. If a vacancy occurs in the Board of Directors with respect to a Class B Director for any reason, the holders of a majority of the shares of Class B Common Stock at the time outstanding may fill such vacancy, and any person so chosen to fill such vacancy shall hold office until the next annual meeting of stockholders and until such director's successor is elected and qualified or until such director's earlier resignation or removal. Holders of one class of Common Stock, as such, may not vote upon the election, removal, acceptance of resignations, or filling of vacancies in the office of directors of another class of Common Stock.

(c)  Voting Powers of Directors. Each class of directors shall have one vote. The presence at any meeting of one Class A Director and one Class B Director shall constitute a quorum for the transaction of business. The transaction of any business at any meeting shall require a quorum and the unanimous vote of both classes of directors. The vote of each class of directors shall be determined by agreement among the directors of such class present at the meeting or, failing such agreement, by the majority vote of such directors.

Fifth: Upon the filing of this Restated Certificate of Incorporation, the previously issued and outstanding Common Stock of the Corporation, consisting of 1,000 shares of the par value of $1.00 per share, shall be ipso facto changed and reclassified into 500 shares of Class A Common Stock of the par value of $1.00 per share and 500 shares of Class B Common Stock of the par value of $1.00 per share.

 BOOK 383 PAGE 79

Sixth: The name and mailing address of the incorporator is as follows:

Name	Address
Gary W. Orloff	1200 Travis Street Suite 1734 Houston, Texas 77002

Seventh: The names and mailing addresses of the persons who are to serve as directors of the Corporation until the first annual meeting of the stockholders or until their successors are elected and qualified, are as follows:

Name	Mailing Address
CLASS A DIRECTORS
D.H. Gullquist	1200 Travis Street Suite 1600 Houston, Texas 77002
Royston C. Hughes	1200 Travis Street Suite 1600 Houston, Texas 77002
Richard D. Kinder	1200 Travis Street Suite 1600 Houston, Texas 77002
CLASS B DIRECTORS
Keith D. Kern	1200 Travis Street Suite 1600 Houston, Texas 77002
Gary W. Orloff	1200 Travis Street Suite 1600 Houston, Texas 77002
David G. Woytek	1200 Travis Street Suite 1600 Houston, Texas 77002

Election of directors need not be by written ballot.

Eighth: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, adopt, alter or repeal the bylaws of the Corporation.

Ninth: The Corporation shall have the right, subject to any express

BOOK 383 PAGE 80

provisions or restrictions contained in the certificate of incorporation or bylaws of the Corporation, from time to time, to amend the certificate of incorporation or any provision thereof in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or stockholder of the corporation by the certificate of incorporation or any amendment thereof are subject to such right of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this instrument to be signed in its name by its Vice President and attested to by its Secretary on May 1, 1986.

CITRUS CORP.

                                                  By/s/Gary W.Orloff
          Vice President

Attest:

By/s/Peggy B. Manchaca

Secretary

[SEAL]

GWO/767